SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                          CAPITAL SAVINGS BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                   [CAPITAL SAVINGS BANCORP, INC. LETTERHEAD]







                                                              September 23, 1997



Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Capital Savings Bancorp, Inc. (the "Company"), we cordially invite you to attend the Annual Meeting of Stockholders of the Company. The meeting will be held at 9:00 a.m. local time, on October 30, 1997, at the Capitol Plaza Hotel located at 415 W. McCarty Street, Jefferson City, Missouri.

         The attached Notice of Annual Meeting of Stockholders and Proxy Statement discusses the business to be conducted at the meeting. We have also enclosed a copy of the Company's Annual Report to Stockholders. At the meeting we will report on the Company's operations and outlook for the year ahead.

         You are invited to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy and return it in the accompanying postage-paid return envelope provided as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

         Your Board of Directors and management are committed to the continued success of Capital Savings Bancorp, Inc. and the enhancement of your investment. As Chairman of the Board, President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

                                           Sincerely,




                                           /s/LARRY V. SCHEPERS
                                           --------------------
                                           LARRY V. SCHEPERS
                                           Chairman of the Board,
                                           President and Chief Executive Officer

                          CAPITAL SAVINGS BANCORP, INC.

                               425 Madison Street
                         Jefferson City, Missouri 65101
                                 (573) 635-4151

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 30, 1997


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Capital Savings Bancorp, Inc. ("Capital Savings" or the "Company") will be held at the Capitol Plaza Hotel located at 415 W. McCarty Street, Jefferson City, Missouri on October 30, 1997 at 9:00 a.m. local time.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.       The election of two directors of the Company;

         2. The ratification of the appointment of Williams-Keepers as auditors for the Company for the fiscal year ending June 30, 1998; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 5, 1997 are the stockholders entitled to vote at the Meeting and any adjournments thereof. A complete list of stockholders entitled to vote at the Meeting will be available for inspection by shareholders at the offices of the Company during the ten day period prior to the Meeting as well as at the Meeting.

         You are requested to complete and sign the enclosed form of proxy which is solicited on behalf of the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                            By Order of the Board of Directors



                                            /s/Larry V. Schepers
                                            --------------------
                                            Larry V. Schepers
                                            Chairman of the Board, President and
                                            Chief Executive Officer

Jefferson City, Missouri
September 23, 1997

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT


                          CAPITAL SAVINGS BANCORP, INC.
                               425 Madison Street
                         Jefferson City, Missouri 65101
                                 (573) 635-4151

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 30, 1997


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Capital Savings Bancorp, Inc. ("Capital Savings" or the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Capitol Plaza Hotel located at 415 W. McCarty Street, Jefferson City, Missouri on October 30, 1997 at 9:00 a.m. local time, and all adjournments of the Meeting. The accompanying Notice of Meeting, proxy and this Proxy Statement are first being mailed to stockholders on or about September 23, 1997. Certain information provided herein relates to Capital Savings Bank, FSB (the "Bank"), a wholly owned subsidiary of the Company.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors of the Company and to ratify the appointment of Williams-Keepers as the Company's auditors for the fiscal year ending June 30, 1998.

Proxies and Proxy Solicitation

         If a stockholder properly executes the enclosed proxy distributed by the Company, the proxies named will vote the shares represented by that proxy at the Meeting. Where a stockholder specifies a choice, the proxy will be voted in accordance with the stockholder's instructions. Where no specific direction is given, the proxies will vote the shares "FOR" the election of management's nominees for directors of the Company and "FOR" the appointment of Williams-Keepers as auditors for the fiscal year ending June 30, 1998. As to any other matters presented at the Meeting, the shares for which proxies have been received will be voted in accordance with the discretion of the proxies.

         Any proxy given pursuant to this solicitation or otherwise may be revoked by the stockholder giving it at any time before it is voted by delivering to the Secretary of the Company at the above address, on or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), or by attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute the revocation of a proxy.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and employees of the Company and the Bank may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation.

Voting Rights; Vote Required

         Stockholders of record as of the close of business on September 5, 1997 (the "Voting Record Date"), will be entitled to one vote on each matter presented for a vote at the Meeting for each share of Common Stock then held. Such vote may be exercised in person or by a properly executed proxy as discussed above. Directors shall be elected by a plurality of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Approval of the appointment of Williams-Keepers as auditors for the year ending June 30, 1998 requires the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter.

         With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals except the election of directors and will be counted as present for purposes of the item on which the abstention is noted. Abstentions on the proposal to ratify Williams-Keepers as the Company's auditors will have the effect of a negative vote since that proposal requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. A broker non-vote (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons as to certain proposals on which such beneficial owners or persons are entitled to vote their shares but with respect to which the brokers or nominees have no discretionary power to vote without such instructions) will have no effect on the outcome of the election of directors or ratification of auditors. Brokers who do not receive instructions are entitled to vote on the election of directors and the ratification of the Company's auditors.

Voting Securities and Principal Holders Thereof

         As of the Voting Record Date, the Company had 1,891,800 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Company's Common Stock and
(ii) all directors and officers as a group. See "Proposal I -Election of Directors" for information regarding share ownership of the Company's Chief Executive Officer and its Directors.

                                                 Shares Beneficially        Percent of
   Beneficial Owners                                  Owned                   Class
   -----------------                                  -----                   -----
Capital Savings Bancorp, Inc.(1)                      191,680                 10.13%
Employee Stock Ownership Plan
425 Madison Street
Jefferson City, Missouri 65101

Investors of America, Limited Partnership(2)          234,596                 12.40%
135 North Meramec
Clayton, Missouri  63124

Mr. Larry V. Schepers(3)                              132,014                  6.73%
Capital Savings Bancorp, Inc.
425 Madison Street
Jefferson City, Missouri 65101

Directors and executive officers                      364,933                 17.76%
of Capital Savings and the Bank
as a group (8 persons)(4)
-------------------------


(1)      The  amount  reported  represents  shares  held by the  Employee  Stock
         Ownership Plan ("ESOP"), 101,070 shares of which were allocated to, or purchased on behalf of, the accounts of participants. First Bankers
         Trust Company, N.A., of Quincy, Illinois, as the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants. Pursuant to the terms of the ESOP, participants in the ESOP have the right to direct the voting of shares allocated to, or purchased on behalf of, their accounts.

(2) As reported by First Securities America, Inc. ("FSAI"), the general partner of Investors of America, Limited Partnership ("Investors"), on
         Form 3 filed with the Securities and Exchange Commission (the "SEC") during June 1996. FSAI disclaims beneficial ownership of the Common
         Stock owned by Investors, except to the extent of FSAI's pecuniary interest in Investor. On June 18, 1996, Dierberg Four, L.P. ("DFLP"), the previous record owners of the Common Stock, merged with and into Investors. DFLP, pursuant to Amendment No. 1 to its Schedule 13D dated
         May 12, 1994 and filed with the SEC, had reported sole voting and investment power with respect to all shares of Common Stock reported thereunder.

(3) Mr. Schepers reported sole voting and investment power with respect to 119,312 shares of Common stock and shared power with respect to 12,702 shares of Common Stock reported as beneficially owned by him. Included in the shares reported as beneficially owned by Mr. Schepers are options to purchase 70,193 shares of Common Stock.

(4) Includes shares held directly, as well as, jointly with family members or held by trusts, with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and investment power. Included in the shares reported as beneficially owned by all directors and executive officers are options to purchase 162,666 shares of Common Stock.

                       PROPOSAL I - ELECTION OF DIRECTORS


General

         The Company's Board of Directors is currently composed of six members, each of whom is also a director of the Bank. Directors are generally elected to serve for three-year terms or until their respective successors are elected and qualified.

         The table below sets forth, as of the Voting Record Date, certain information regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting "For" the election of the nominees. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve if elected. Except as disclosed herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which a nominee was selected.

                                                                                           Shares of
                                                                                Term     Common Stock     Percent
                                         Position(s) Held           Director     to      Beneficially       of
         Name           Age(1)            in the Company            Since(2)   Expire      Owned(3)        Class
         ----           ------            --------------            --------   ------      --------        -----
                               NOMINEE
Joseph E. Forck          64    Director and Senior Vice President    1984      2000           31,723(4)    1.67%

Larry V.                 52    Chairman of the Board, President      1988      2000          132,014(5)    6.73%
Schepers                       and Chief Executive Officer

                               DIRECTORS REMAINING IN OFFICE

Frank A. Sloan           65    Director                              1984      1999              35,352    1.86%

Arthur F. Wankum         63    Director, Executive Vice President    1973      1999           64,322(6)    3.30%
                               and Chief Financial Officer

Ralph J. Kalberloh       71    Director                              1984      1998              32,737    1.72%

Wayne R. Walquist        74    Director                              1971      1998           30,352(7)    1.59%
-------------------

(1)      At June 30, 1997.

(2)      Includes service as a director of the Bank.

(3) The nature of beneficial ownership for shares reported in this column is sole voting and investment power, except as otherwise noted in these footnotes. Included in the shares beneficially owned by the named individuals are options to purchase shares of Common Stock as follows:
         Mr. Forck - 12,564 shares;  Mr.  Schepers - 70,193 shares;  Mr. Sloan -
         12,564 shares; Mr. Wankum - 24,294 shares; Mr. Kalberloh - 12,564 shares; and Mr. Walquist - 12,564 shares. All shares reported as beneficially owned have been adjusted for the two for one stock split paid in the form of a 100% stock dividend by the Company on November
         22, 1996.

(4) Includes 2,046 shares as to which Mr. Forck has reported shared ownership.

(5) Includes 12,702 shares as to which Mr. Schepers has reported shared ownership.

(6) Includes 6,526 shares as to which Mr. Wankum has reported shared ownership.

(7) Includes 14,224 shares as to which Mr. Walquist has reported shared ownership.

         The principal occupation of each director of the Company is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

         Joseph E. Forck - Mr. Forck joined Capital Savings in 1962. He has served as Senior Vice President Lending since 1978 and was elected to the Board in 1983. He serves as Secretary and as a Director of CSFS. Mr. Forck is active in various civic organizations, including the Jefferson City Chamber of Commerce and Missouri Home Builders Association.

         Larry V. Schepers - Mr. Schepers has served as Chairman of the Board, President and Chief Executive Officer of the Company since its incorporation in 1993 and of the Bank since 1989. He also serves as President and as a Director of Capital Savings Financial Services, Inc. ("CSFC"), a wholly-owned subsidiary of the Bank. Mr. Schepers has served in various capacities since beginning his career with the Bank in 1984. He is a Director of the Federal Home Loan Bank of Des Moines, Past Chairman and current Board member and Legislative Committee Chairman of the Missouri League of Savings Institutions, past Board member and Committee Chairman for the Jefferson City Chamber of Commerce, active in the United Way of Central Missouri, a member of the Jefferson City Rotary Club, past President of the Helias School Board and a Board member of the Lincoln University Foundation. Mr. Schepers received his B.S. Degree in Business Administration from Lincoln University in 1966.

         Frank A. Sloan - Mr. Sloan is a self-employed insurance agent in Jefferson City, Missouri. He is an active emeritus agent with Bankers Life and Casualty and has been continuously associated with that Company since 1953. He is a current member and former board member of the Central Missouri Chapter of Chartered Life Underwriters. Mr. Sloan received his degree in Business Administration from Northeast Missouri State University in Kirksville, Missouri.

         Arthur F. Wankum - Mr. Wankum has been a Director, Executive Vice President and Chief Financial Officer of the Company since its incorporation and of the Bank since 1973. Mr. Wankum joined the Bank in 1959. He also serves as a Director and Vice President of CSFS. Mr. Wankum is a former Legislative Committee Vice Chairman of the Missouri League of Savings Institutions, former Board member of the Jefferson City Chamber of Commerce, current member and past President of the Jefferson City Cosmopolitan Club, and past Board member and Committee Chairman of the Capital Regional Medical Center. Mr. Wankum received his B.S. degree in Education from Lincoln University

         Ralph J. Kalberloh - Mr. Kalberloh joined Northwood University located in Midland, Michigan, in 1992 as a consultant. He retired in 1992 as Executive Vice President of the Missouri Automobile Dealer's Association. He is a former President of Memorial Community Hospital, of the Jefferson City Chamber of Commerce, the Rotary Club and of the Jefferson City and Richmond (Missouri) Jaycees, and former Chairman of the United Way. In 1997, Mr. Kalberloh was inducted into the U.S. Jaycees "Hall of Leadership." He is also a former President of the Missouri Society of Association Executives and in 1992 was selected to receive their first "Distinguished Service Award." In addition, Mr. Kalberloh is a former Chairman of the Board of Regents for the Notre Dame Institute of Organization Management, former Director and Vice President of the American Society of Association Executives, and past President of the Automotive Trade Association Executives of the U.S. and Canada. Mr. Kalberloh is also a Director of Union Investors Life Insurance Company of Columbia, Missouri and an Advisory Director to Mid-America Alliance Corp. in Jefferson City, Missouri. He attended Lincoln University and is a graduate of the Academy of Organization Management.

         Wayne R. Walquist - Mr. Walquist is the Chairman of the Board, President and founder of the Family Benefit Life Insurance company located in Jefferson City, Missouri. He founded the company in 1964. In addition, Mr. Walquist is the President and a Director of the Missouri Insurance Associates, Inc., a property casualty agency and a wholly owned subsidiary of the Family Benefit Life Insurance Company. He is a member of the Board for Cameron Companies and a lifetime member of the Board of Governors for Memorial Community Hospital.

Meetings and Committees of the Boards of Directors

         Meetings and Committees of the Company. Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met 12 times during fiscal 1997. During fiscal 1997, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which they served.

         The Board of Directors of the Company has standing Audit, Stock Option and Personnel Committees.

         The Company's Audit Committee recommends independent auditors to the full Board, reviews the results of the auditors' services, reviews with management and the internal auditor the systems of internal control and internal audit reports, and assures that the books and records of the Company and the Bank are kept in accordance with applicable accounting principles and standards. The members of the Audit Committee are Directors Kalberloh, Sloan and Walquist. This committee met four times during fiscal 1997.

         The Stock Option Committee is composed of Directors Kalberloh, Sloan and Walquist. This committee is responsible for administering the Company's 1994 Stock Option and Incentive Plan (the "Stock Option Plan") and reviews compensation and benefit matters. This committee met once during fiscal 1997.

         The Personnel Committee  consisting of Directors  Kalberloh,  Sloan and
Walquist  is  responsible  for  administering  the  Company's   Recognition  and
Retention Plan (the "RRP"). This committee met once during fiscal 1997.

         The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any stockholder entitled to vote for the election of directors who complies with the notice procedures set forth in the Bylaws of the Company. Pursuant to the Company's Bylaws, nominations by stockholders must be delivered in writing to the Secretary of the Company at least 30 days prior to the date of the annual meeting.

         Meetings and Committees of the Bank. The Bank's Board of Directors meets monthly and may have additional special meetings upon the written request of the Chairman of the Board or at least three directors. The Board of Directors met 12 times during fiscal 1997. During fiscal 1997, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. The Bank has standing Senior Management,
Asset/Liability, Audit, Senior Management Compensation as well as other committees which meet periodically. Set forth below is a description of certain committees of the Bank.

         The Bank's Senior Management Committee is responsible for the review and recommendation of action regarding all aspects of the Banks operational activities. This Committee is comprised of Directors Schepers, Wankum and Forck, Senior Vice President Clark and Vice President Britt. The Senior Management Committee met eight times in fiscal 1997.

         The Bank's Asset/Liability Committee is responsible for the Bank's interest rate risk management activities. This Committee is comprised of Directors Schepers, Wankum and Forck, Senior Vice President Clark, Vice President Britt, Compliance Officer Dave Meyer and Savings Manager Arlene Vogel. The Asset/Liability Committee met eight times in fiscal 1997.

         All of the outside directors of the Bank constitute the Bank's Audit Committee, which selects the Bank's independent accountants and meets with these accountants to discuss the scope and results of the annual audit. This committee met four times during fiscal 1997.

         The Bank's Senior Management Compensation Committee is responsible for the review of senior managements' job performance on an annual basis. Directors Kalberloh, Sloan and Walquist serve on this Committee, which met once in fiscal 1997. President Schepers also serves on this committee in an advisory capacity.

Director Compensation

         Directors of the Company were not paid a fee for service on the Board of Directors or any committee of the Company during fiscal 1997. However, directors of the Bank received a fee of $12,000 for service on the Bank's Board of Directors during fiscal 1997. The Bank does not pay directors a fee for service on any committees.

         In addition, directors (except for Mr. Schepers) were granted options to purchase 2,500 shares of Common Stock during fiscal 1997. These options were granted at an exercise price of $13.44 per share, the "Market Value" (as defined in the Stock Option Plan) of the Common Stock on the date of the grant. See "Executive Compensation" below for information on option awards granted to Mr. Schepers during fiscal 1997.

Executive Compensation

         The Company has not paid any compensation to its executive officers since its formation nor does the Company presently anticipate paying any compensation to such persons. The following table sets forth information regarding the compensation paid by the Bank to its Chief Executive Officer. No other officer earned in excess of $100,000 during fiscal 1997.

SUMMARY COMPENSATION TABLE

                                                                             Long Term Compensation
                                              Annual Compensation                   Awards
                                         --------------------------------   -----------------------
                                                                            Restricted   Securities
                                                            Other Annual      Stock      Underlying    All Other
                                         Salary     Bonus    Compensation      Award       Options     Compensation
  Name and Principal Position    Year    ($)(1)      ($)        ($)(2)          ($)          (#)           ($)
  ---------------------------    ----    ------      ---        ------          ---          ---           ---
Larry V. Schepers, Chairman,     1997   $142,000   $10,400        ---         $26,880(3)   10,000(4)     $13,185(5)
 President and Chief Executive
 Officer                         1996    129,200       400        ---             ---         ---         14,635

                                 1995    117,200       ---        ---             ---         ---         14,901


(1) Includes directors fees of $12,000 for fiscal 1997 and $7,200 for fiscal 1996 and 1995.

(2) Mr. Schepers did not receive any additional benefits or perquisites which exceeded, in the aggregate, the lesser of 10% of his salary and bonus, or $50,000.

(3) Represents the dollar value of 2,000 shares of restricted Common Stock granted to Mr. Schepers (based on the $13.44 per share "Market Value"
         (as defined in the RRP) as of the date of the grant). The shares of restricted stock vest in five equal annual installments commencing on January 1, 1998, provided the individual maintains "Continuous Service"
         (as defined in RRP) with the Company and/or the Bank. All dividends declared and paid on the restricted shares are paid directly to Mr.
         Schepers. Based on $16.94, the average of the closing bid and asked prices per share of Common Stock on June 30, 1997, the 2,000 restricted shares held by Mr. Schepers had an aggregate market value of $33,880.

(4)      On  December  19,  1996,  Mr.  Schepers  received an option to purchase
         10,000 shares of Common Stock at an exercise price of $13.44 per share, the "Market Value (as defined in the Stock Option Plan) of the Common
         Stock on the date of the grant. The option vests in three equal installments on July 1, 1997, January 1, 1998 and July 1, 1998.

(5) Includes a $12,045 contribution under the ESOP and $1,140 of life insurance premiums paid by the Company on behalf of Mr. Schepers.

         The following table sets forth certain information concerning grants of stock options pursuant to the Company's Stock Option Plan to the named officers during the fiscal year ended June 30, 1997. No stock appreciation rights or limited stock appreciation rights have been granted to date.

OPTION GRANTS IN LAST FISCAL YEAR

                                           Individual Grants(1)

                                                            % of Total
                                Number of Securities    Options Granted to     Exercise or
                                 Underlying Options          Employees         Base Price          Expiration
      Name                          Granted (#)          in Fiscal Year(2)       ($/Sh)               Date
      ----                          -----------          -----------------       ------               ----
Larry V. Schepers                      10,000                  25.1%             $13.44             12/19/06

(1)      These options vest in three equal  installments on the following dates:
         July 1, 1997, January 1, 1998 and July 1, 1998.

(2) Represents the percentage of options granted to employees of the Company during fiscal 1997; it does not include option grants to non-employee directors during the fiscal year.

         The following table provides information as to stock options exercised and the value of the options held by the Company's Chief Executive Officer at June 30, 1997. To date, no stock appreciation rights have been granted by the Company.

                      AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                                                 Value of
                                                                 Number of                    Unexercised
                                                                Unexercised                   In-the-Money
                                                                 Options at                    Options at
                                                                 FY-End (#)                  FY-End ($)(1)
                                                         --------------------------   ---------------------------
                               Shares         Value
                            Acquired on     Realized     Exercisable  Unexercisable   Exercisable   Unexercisable
           Name             Exercise (#)       ($)           (#)           (#)            ($)            ($)
           ----             ------------       ---           ---           ---            ---            ---
    Larry V. Schepers           ---            ---         66,860         10,000       $798,308        $35,000

(1) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the option granted. At June 30, 1997, the market price of the Company's Common Stock, based upon the average of the closing bid and the asked prices as reported on The Nasdaq Stock
         Market, was $16.94 per share.

Employment Agreement

         In connection with the Bank's mutual to stock conversion, the Bank entered into an employment agreement with President and Chief Executive Officer Schepers. The employment agreement is designed to assist the Bank and the Company in maintaining a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of their officers. The employment agreement provides for an annual base salary in an amount not less than Mr. Schepers' current salary and an initial term of three years. Subject to annual performance review and approval by the Board, the term of such employment agreement is extended annually by one year, in addition to the then-remaining term under the agreement. For the year ended June 30, 1997, the Bank's Board of Directors reviewed and approved the extension of Mr. Schepers' employment agreement for an additional year.

         The agreement provides for termination upon the employee's death, for cause or in certain events specified by Office of Thrift Supervision regulations. The employment agreement is also terminable by the employee upon 180 days notice to the Bank.

         Furthermore, the employment agreement provides for payment to Mr. Schepers of his salary for the remainder of the term of the agreement, plus up to 299% of his base compensation, in the event there is a "change in control" of the Bank where employment terminates involuntarily in connection with such change in control or within twelve months thereafter. This termination payment is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Internal Revenue Code of 1986, as amended ("Code") to be contingent on a change in control, and may not exceed three times Mr. Schepers' average annual compensation over the most recent five year period or be non-deductible by the Bank for federal income tax purposes. For the purposes of the employment agreement, a change in control is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or 4. Such events are generally triggered prior to the acquisition or control of 10% of the Company's common stock. The agreement guarantees participation in an equitable manner in employee benefits applicable to executive personnel.

         Based on his current salary, if Mr. Schepers' employment had been terminated as of June 30, 1997 under circumstances entitling him to benefits pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $391,000.

Executive Salary Continuation Agreement

         On November 1, 1994, the Bank entered into an Executive Salary Continuation Agreement ("ESCA") with Mr. Schepers. The ESCA is an unfunded, non-qualified agreement which provides, in general, for a $50,000 annual benefit to be paid by the Bank for a period of 15-years to Mr. Schepers upon retirement at age 60 or older ("Retirement Age"). In the event of the death of Mr. Schepers, whether before or after Retirement Age, the Bank will make such benefit payments to his designated beneficiary. Furthermore, the ESCA provides that Mr. Schepers will receive his full annual benefit in the event his employment is involuntarily terminated following a change of control (as defined in the ESCA) of the Bank or the Company prior to his reaching age 60. The annual benefit payable to Mr. Schepers is subject to adjustment to reflect changes in the consumer price index, up to a maximum of three percent per year beginning on the first anniversary of the first benefit payment. In the event Mr. Schepers becomes disabled (as defined in the ESCA) at any time prior to attaining the age of 60 while actively employed by the Bank, Mr. Schepers will receive a lump sum payment of $423,000, which payment will be in lieu of any other retirement or death benefit payable to Mr. Schepers under the ESCA.

         Termination of Mr. Schepers' employment prior to his attaining age 60, other than by death, disability, or involuntary termination, will entitle Mr. Schepers to an amount determined in accordance with the vesting schedule set forth in the ESCA. In the event Mr. Schepers' employment was terminated, as described in the preceding sentence, as of June 30, 1997, he would have been entitled to receive approximately $58,600 pursuant to the ESCA.

Certain Transactions

         The Bank has followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes. All outstanding loans have been made in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and did not involve more than the normal risk of collectibility. At June 30, 1997, the Bank had no such outstanding preferential loans to affiliates.


            PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF AUDITORS

         The Board of Directors has renewed the Company's arrangement for Williams-Keepers to be its auditors for the 1998 fiscal year, subject to the ratification of the appointment by the Company's stockholders. A representative of Williams-Keepers is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF WILLIAMS-KEEPERS AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1998.


                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office, 425 Madison Street, Jefferson City, Missouri no later than May 26, 1998. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                 REVOCABLE PROXY
                          CAPITAL SAVINGS BANCORP, INC.

        [ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE

                ANNUAL MEETING OF STOCKHOLDERS o October 30, 1997

           This Proxy is Solicited on Behalf of the Board of Directors

  The undersigned hereby appoints the Board of Directors of Capital Savings Bancorp, Inc. (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on October 30, 1997 at the Capitol Plaza Hotel located at 415 W. McCarty Street, Jefferson City, Missouri, at 9:00 A.M. local time, and at any and all adjournments thereof, as follows:

I. The election of Larry V. Schepers and Joseph E. Forck as directors for a term to expire in the year 2000.


                [   ] FOR      [   ] WITHHOLD      [   ] EXCEPT


INSTRUCTION: To vote for all nominees mark the box "For" with an "X". To withhold your vote for an individual nominee mark the box "Except" with an "X" and write the name of the nominee on the line provided below for whom you wish your vote withheld. To withhold your vote as to all nominees mark the box "Withhold" with an "X".


--------------------------------------------------------------------------------




II. The ratification of the appointment of Williams-Keepers as independent auditors for the Corporation for the fiscal year ending June 30, 1998.

                [   ] FOR      [   ] AGAINST      [   ] ABSTAIN


   In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

   The Board of Directors recommends a vote "FOR" the listed proposals.

  The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of the Annual Meeting, a Proxy Statement dated September 23, 1997 and the Company's Annual Report to Stockholders for the fiscal year ended June 30, 1997.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCHMEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

   Please be sure to sign and date this Proxy in the box below.


                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above


   Detach above card, sign, date and mail in postage paid envelope provided.

                          CAPITAL SAVINGS BANCORP, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   This proxy may be revoked at any time before it is voted by delivering to the Secretary of the Company, on or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Company common stock, or by attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

   Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

            PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                      IN THE ENCLOSED POSTAGE-PAID ENVELOPE